                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) IS APRIL 29, 1996

                            AMERADA HESS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                          COMMISSION FILE NUMBER 1-1204

                                   13-4921002
                     (I.R.S. employer identification number)

                    1185 AVENUE OF THE AMERICAS, NEW YORK, NY
                    (Address of principal executive offices)

                                      10036
                                   (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE IS (212) 997-8500

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant, through its wholly-owned Canadian subsidiary, Amerada Hess Canada Ltd. ("AHCL"), conducted oil and gas exploration and production operations in the Provinces of Alberta and British Columbia. AHCL's production in the first quarter of 1996 was 10,883 barrels of crude oil and natural gas liquids per day and 189,553 Mcf of natural gas per day.

On April 29, 1996, the Registrant sold all the outstanding capital stock of AHCL to Petro-Canada with the Registrant receiving cash of $611 million. The proceeds reflect the adjusted selling price of $558 million and a dividend to Amerada Hess Corporation of $53 million. The Registrant will use the net proceeds to reduce long-term debt.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.

     Not applicable

     (b) Pro forma financial information.

     The following unaudited pro forma consolidated balance sheet, pro forma consolidated income statements and accompanying notes give effect to the sale of AHCL. The pro forma consolidated balance sheet at March 31, 1996, is presented as if the sale took place on March 31, 1996. The pro forma consolidated income statements for the year ended December 31, 1995, and for the three months ended March 31, 1996, are presented as if the sale closed on January 1, 1995.

     The pro forma financial information should be read in conjunction with Form 10-Q for the first quarter of 1996 and with the Registrant's consolidated financial statements and related notes included in the 1995 Annual Report to Stockholders, which have been incorporated by reference in the Registrant's Form 10-K for 1995. The pro forma financial information does not purport to be indicative of the results of operations or the financial position that would have actually occurred if the sale had been consummated on the dates indicated or that may be expected in the future.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1996
                            (in millions of dollars)

                                 A S S E T S

                                                                                      PRO FORMA
                                                                      HISTORICAL    ADJUSTMENTS (A)    PRO FORMA
                                                                      ----------    ---------------    ---------
CURRENT ASSETS
  Cash and cash equivalents                                         $    71.7        $ (31.3)]         $    74.4
                                                                                       611.0 ]
                                                                                      (577.0)](B)
  Accounts receivable                                                   769.1          (19.6)              749.5
  Inventories                                                           898.6           (0.9)              897.7
  Other current assets                                                  268.6           (0.5)              268.1
                                                                    ---------        -------           ---------
               Total current assets                                   2,008.0          (18.3)            1,989.7
                                                                    ---------        -------           ---------

INVESTMENTS AND ADVANCES                                                186.1           (0.8)              185.3
                                                                    ---------        -------           ---------

PROPERTY, PLANT AND EQUIPMENT

  Total - at cost                                                    13,080.4         (742.5)           12,337.9
  Less reserves for depreciation, depletion,
     amortization and lease impairment                                7,817.9         (401.6)            7,416.3
                                                                    ---------        -------           ---------
               Property, plant and equipment - net                    5,262.5         (340.9)            4,921.6
                                                                    ---------        -------           ---------

DEFERRED INCOME TAXES AND OTHER ASSETS                                  274.7           (1.1)              273.6
                                                                    ---------        -------           ---------

TOTAL ASSETS                                                        $ 7,731.3        $(361.1)          $ 7,370.2
                                                                    =========        =======           =========

     L I A B I L I T I E S  A N D  S T O C K H O L D E R S'  E Q U I T Y

CURRENT LIABILITIES
  Accounts payable - trade                                          $   469.0        $  (6.0)          $   463.0
  Accrued liabilities                                                   569.4          (21.6)]             581.8
                                                                                        34.0 ]
  Deferred revenue                                                      105.4                              105.4
  Taxes payable                                                         228.2                              228.2
  Notes payable                                                          21.4           (4.1)               17.3
  Current maturities of long-term debt                                   84.7                               84.7
                                                                    ---------        -------           ---------
               Total current liabilities                              1,478.1            2.3             1,480.4
                                                                    ---------        -------           ---------

LONG-TERM DEBT                                                        2,576.2         (577.0)(B)         1,999.2
                                                                    ---------        -------           ---------

CAPITALIZED LEASE OBLIGATIONS                                            63.4                               63.4
                                                                    ---------                          ---------

DEFERRED LIABILITIES AND CREDITS
  Deferred income taxes                                                 596.9          (51.3)              545.6
  Other                                                                 316.6                              316.6
                                                                    ---------        -------           ---------
               Total deferred liabilities and credits                   913.5          (51.3)              862.2
                                                                    ---------        -------           ---------

STOCKHOLDERS' EQUITY
  Preferred stock, par value $1.00
     Authorized - 20,000,000 shares for issuance in series                 --                                 --
  Common stock, par value $1.00
     Authorized - 200,000,000 shares
     Issued - 92,988,755 shares at March 31, 1996                        93.0                               93.0
  Capital in excess of par value                                        743.2                              743.2
  Retained earnings                                                   2,069.1          232.1             2,301.2
  Equity adjustment from foreign currency translation                  (205.2)          32.8              (172.4)
                                                                    ---------        -------           ---------
               Total stockholders' equity                             2,700.1          264.9             2,965.0
                                                                    ---------        -------           ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 7,731.3        $(361.1)          $ 7,370.2
                                                                    =========        =======           =========

     See accompanying notes to pro forma consolidated financial information.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                   PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                    For the Three Months Ended March 31, 1996
                      (in millions, except per share data)

                                                                                           PRO FORMA
                                                                     HISTORICAL           ADJUSTMENTS (A)      PRO FORMA
                                                                    --------------        ---------------      ----------
REVENUES
  Sales (excluding excise taxes) and
     other operating revenues                                         $2,214.5               $(43.5)            $2,171.0
  Non-operating revenues                                                  18.0                 (0.4)                17.6
                                                                      --------               ------             --------

               Total revenues                                          2,232.5                (43.9)             2,188.6
                                                                      --------               ------             --------


COSTS AND EXPENSES
  Cost of products sold and operating expenses                         1,644.9                (10.5)             1,634.4
  Exploration expenses, including dry holes                               61.7                 (4.9)                56.8

  Selling, general and administrative expenses                           150.1                 (2.7)               147.4
  Interest expense                                                        52.8                 (8.6)(C)             44.2

  Depreciation, depletion, amortization
       and lease impairment                                              201.5                (11.7)               189.8
  Provision for income taxes                                              55.5                 (7.3)]               51.2
                                                                                                3.0 ](C)
                                                                      --------               ------             --------

               Total costs and expenses                                2,166.5                (42.7)             2,123.8
                                                                      --------               ------             --------

NET INCOME                                                            $   66.0               $ (1.2)            $   64.8
                                                                      ========               ======             ========

NET INCOME PER SHARE                                                  $   0.71                                  $   0.70
                                                                      ========                                  ========

WEIGHTED AVERAGE NUMBER
  OF SHARES OUTSTANDING                                                   93.0                                      93.0

COMMON STOCK DIVIDENDS PER SHARE                                      $   0.15                                  $   0.15

     See accompanying notes to pro forma consolidated financial information.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                   PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                      For the Year Ended December 31, 1995
                      (in millions, except per share data)

                                                                              PRO FORMA
                                                               HISTORICAL   ADJUSTMENTS(A)    PRO FORMA
                                                               ----------   --------------   ----------
REVENUES
  Sales (excluding excise taxes) and
     other operating revenues                                  $7,302.3       $ (155.4)       $7,146.9
  Non-operating revenues                                          222.5           (0.7)          221.8
                                                               --------       --------        --------

               Total revenues                                   7,524.8         (156.1)        7,368.7
                                                               --------       --------        --------

COSTS AND EXPENSES
  Cost of products sold and operating expenses                  5,220.6          (46.1)        5,174.5
  Exploration expenses, including dry holes                       297.8          (23.5)          274.3

  Selling, general and administrative expenses                    634.3          (13.1)          621.2
  Interest expense                                                247.5           (1.6)]         209.0
                                                                                 (36.9)](C)

  Depreciation, depletion, amortization
       and lease impairment                                       893.1          (47.4)          845.7
  Asset impairment                                                584.1                          584.1
  Provision for income taxes                                       41.8          (12.5)]          42.2
                                                                                  12.9 ](C)
                                                               --------       --------        --------

               Total costs and expenses                         7,919.2         (168.2)        7,751.0
                                                               --------       --------        --------

NET INCOME (LOSS)                                              $ (394.4)      $   12.1        $ (382.3)
                                                               ========       ========        ========

NET INCOME (LOSS) PER SHARE                                    $  (4.24)                      $  (4.11)
                                                               ========                       ========

WEIGHTED AVERAGE NUMBER
     OF SHARES OUTSTANDING                                         93.0                           93.0

COMMON STOCK DIVIDENDS PER SHARE                               $   0.60                       $   0.60

     See accompanying notes to pro forma consolidated financial information.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


The unaudited pro forma consolidated financial statements are based on estimates and may differ from actual results. The following notes describe the pro forma adjustments:

(A) Record the sale of Amerada Hess Canada Ltd. and eliminate its assets, liabilities, revenues and expenses.

(B)    Reduce debt from net proceeds.

(C) Record reduced interest expense and the related increase in income tax expense resulting from lower pro forma debt.

Note: The estimated increase in the pro forma retained earnings of approximately $232 million is subject to post closing adjustments, including adjustments for income taxes. To show the effect of the AHCL sale on ongoing operations, the pro forma consolidated income statement for the year ended December 31, 1995, does not reflect the non-recurring gain on the sale.

       (c)    Exhibits.

              (2) Agreement of Purchase and Sale of Shares dated April 3, 1996, between Amerada Hess Corporation and Petro-Canada.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMERADA HESS CORPORATION
                                               (REGISTRANT)

Date: May 13, 1996                             By  s/s John Y. Schreyer
                                                   -----------------------------
                                                   John Y. Schreyer
                                                   Executive Vice President and
                                                   Chief Financial Officer

               EXHIBIT INDEX

Exhibit No.                   Description
- ----------                    -----------

   2                  Agreement of Purchase and Sale of Shares